Share-Based Payments	9 Months Ended
Jul. 31, 2025
Text Block [Abstract]
Share-Based Payments
13.	Share-based payments
In Q1 2025, the Bank granted 1,586,630 options with an exercise price of $79.13 per option and a weighted average fair value of $8.26 to select employees, under the terms of the Employee Stock Option Plan. These stock options vest 50% at the end of the third year and 50% at the end of the fourth year.
The Bank recorded an increase to equity – other reserves of $2 million for the three months ended July 31, 2025 and $13 million for the nine months ended July 31, 2025 (July 31, 2024 – $1 million and $11 million), as a result of equity-classified share-based payment expense.